Preserver Alternative Opportunities Fund

Institutional Shares – PAOIX

Retail Shares – PAORX

A series of Capitol Series Trust

SUPPLEMENT DATED NOVEMBER 25, 2015, TO THE PROSPECTUS OF THE PRESERVER ALTERNATIVE OPPORTUNITIES FUND DATED NOVEMBER 9, 2015

PLEASE REPLACE THE FIRST PARAGRAPH FOR MAKING INITIAL PURCHASES BY WIRE IN THE SECTION TITLED “INITIAL PURCHASE” ON PAGE 28 OF THE FUND’S PROSPECTUS WITH THE FOLLOWING:

By Wire. You may also purchase shares of the Fund by wiring funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (844) 838-2119 to obtain instructions on how to set up your account and to obtain an account number.

PLEASE REPLACE THE PARAGRAPH FOR OBTAINING COPIES ON THE INTERNET IN THE SECTION TITLED “HOW TO OBTAIN COPIES OF OTHER FUND DOCUMENTS” ON THE BACK COVER OF THE FUND’S PROSPECTUS WITH THE FOLLOWING:

On the Internet:	Download these documents from the Fund’s Internet site at: www.preserverfunds.com